EXHIBIT 10.94


                                ANDRX CORPORATION
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

      This Restricted Stock Unit Award Agreement ("Agreement") is entered into as of _____, ____ between Andrx Corporation, a Delaware corporation (including any of its subsidiaries or affiliates, the "Company") and __________ ("Director"), a member of the Company's Board of Directors (the "Board"), pursuant to the Company's 2000 Stock Option Plan, as amended and restated (the "2000 Plan").

      1. Award of Restricted Stock Units. The Company hereby awards to the Director as of the date first written above ("Date of Grant"), an award of __________ restricted stock units (each an "RSU"), with each RSU representing the right to acquire one share of Andrx Corporation - Andrx Group Common Stock, par value $0.001 ("Common Stock"), subject to the conditions, restrictions and limitations set forth below (the "RSU Award"). The Director hereby acknowledges and accepts such grant and agrees to acquire the RSU Award and the shares of Common Stock covered thereby upon such terms and subject to such conditions, restrictions and limitations as provided herein.

      2.    Vesting.

            (a) Subject to Sections 2(b) and 3, the Director's RSU's shall vest and become "Vested RSUs" as follows: (i) if the Director has at least five years of total Board service, such grant shall vest in its entirety on the last date in which such Director serves as a member of the Board (the "Separation Date"), (ii) if such Director has less than five years of total Board service on the Separation Date, then only a prorated portion of the grant shall vest, with such proration being equal to the product of the number of RSUs granted multiplied by a fraction, the numerator of which is the number of complete months of Board service following the date of grant, and the denominator of which is sixty (60), and (iii) notwithstanding (i) or (ii) above, (A) no portion of such grant shall vest, if such Separation Date is within 12 months of the date of grant, and (B) no portion of the Common Stock underlying (or representing) the Vested RSUs may be sold until at least ninety (90) days after the Separation Date.

            (b) Notwithstanding Sections 2(a) and 3, Director shall become vested in any or all RSUs covered by the RSU Award as of such earlier date or dates as may be expressly determined by the Company's Board of Directors or its Compensation Committee (in either case, the "Compensation Committee"), in its sole discretion.

      3.    Effect of Certain Events Upon Vesting.

            (a) If Director's service as a member of the Board is terminated by the Company for Cause (as hereinafter defined), then the Director will immediately forfeit all right, title and interest in the any RSUs, whether vested or not.

            (b) "Cause" shall mean (i) Director's conviction of, or plea of nolo contendre to, a felony involving a crime of moral turpitude; or (ii) Director's having been found guilty by a court of competent jurisdiction, of commission of any willful or fraudulent act that is adverse to the interests of Company.

            (c) If the Director is not a Continuing Director (as hereinafter defined) following a Change of Control (as hereinafter defined), any unvested RSUs covered by this Agreement shall immediately vest and become Vested RSUs. As used herein, "Continuing Director" shall mean (1) any member of the Board, while such person is a member of the Board, who was a member of the Board prior to the date of this Agreement, or (2) any person who subsequently becomes a member of the Board, while such person is a member of the Board (excluding an Acquiring Person or a representative of any Acquiring Person), if such person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors, and a "Change in Control" shall be deemed to have occurred if (i) any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person, but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of Company or any subsidiary of Company, (B) a corporation owned, directly or indirectly, by the stockholders of Company in substantially the proportions as their ownership of Company, (C) Company or any subsidiary of Company, or (D) Director, together with all Affiliates and Associates of Director, is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange
Act), directly or indirectly, of securities of Company representing 40% of more of the combined voting power of Company's then outstanding securities, such person being hereinafter referred to as an Acquiring Person; (ii) individuals who, on the date hereof, are Continuing Directors shall cease for any reason to constitute a majority of the Board ); or (iii) the stockholders of Company approve a merger of consolidation of Company with any other corporation, other than a merger of consolidation that would result in the voting securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders or Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all of Company's assets.

      4.    Delivery of Shares.

            (a) As soon as practicable following an RSU becoming a Vested RSU, the Company shall deliver to the Director one share of Common Stock for each Vested RSU.

            (b) In order to mitigate any loss of deduction under Section 162(m) of the Internal Revenue Code, the Company may elect to defer the Director's receipt of the shares of Common Stock upon the vesting of any RSUs to no later than the date 10 days after the Director's employment with the Company terminates for any reason, so long as the Director agrees to such deferral, with such agreement not to be unreasonably withheld. The Director is not obligated to incur any economic loss to effect such mitigation.

      5. Restrictions on Transfer. The RSU Award granted hereunder to the Director may not be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or involuntarily, by operation of law or otherwise; provided, however, that the RSU Award and/or any Vested RSUs shall be transferable by the Director, in whole or in part, to members of his immediate family, to trusts or partnerships formed exclusively for the benefit of the Director and/or members of his immediate family, or pursuant to a domestic relations order in settlement of marital property rights. Except as permitted by the foregoing, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. Any assignment in violation of this Section 5 shall be void.

      6. Withholding Tax Requirements. If any tax withholding is required, the Company shall withhold shares of Common Stock at the time Common Stock is delivered (or otherwise becomes taxable) to the Director, and shall pay only the statutory minimum withholding amounts to the applicable tax authorities in accordance therewith.

      7. Sale and Issuance of Common Stock. The Director agrees that he/she shall not sell any Common Stock delivered to him/her pursuant to this Agreement and that the Company shall not be obligated to deliver any shares of Common Stock if counsel to the Company reasonably determines that such sale or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall be obligated to take all reasonable action in order to cause the delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.

      8. Limitation of Rights. Nothing contained in this Agreement, and no action of the Company with respect hereto, shall confer or be construed to confer on the Director any right to continue as a member of the Board.

      9. No Interest in Company Assets. The Director shall not have any interest in any fund or specific asset of the Company by reason of this RSU Award.

      10. No Rights as a Stockholder Prior to Delivery. The Director shall not have any right, title or interest in, or be entitled to vote or receive distributions in respect of, or otherwise be considered the owner of, any of the shares of Common Stock covered by the RSU Award, except to the extent that such shares are Vested RSUs, whether or not delivered to the Director.

      11. Adjustment. The RSU Award shall be subject to adjustment (including, without limitation, as to the number of shares of Common Stock covered by the RSU Award) in the reasonable discretion of the Compensation Committee in such manner as the Compensation Committee may deem equitable and appropriate if there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of shares (other than any such exchange or issuance of shares through which shares are issued to effect an acquisition of another business or entity or the Company's purchase of shares to exercise a "call" purchase option). Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or unwritten sale or upon the exercise of rights or warrants to subscribe therefore or purchase such shares, or upon conversion of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to this RSU Award.

      12. Miscellaneous Provisions. For purposes of this Agreement, the following miscellaneous provisions shall be applicable:

            (a) Company Disclosure. The Director acknowledges and agrees that the Company, its stockholders and its officers have no duty or obligation to disclose to the Director any material information regarding the business of the Company or affecting the value of Common Stock at any time while the Director is a member of the Board, other than in the normal course of serving as a Director and at any time following the termination of the Director's service on the Board.

            (b) Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Director, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Director may not assign any rights or obligations under this Agreement, except to the extent and in the manner expressly permitted herein.

            (c) Notices. Any notice under this Agreement to the Company or to the Director shall be addressed as follows:

            If to the Company:

            8151 Peters Road
            Plantation, FL  33324
            Attention: General Counsel

            If to Director:

            At the address listed on the signature page

            (d) Severability. If any provision of this Agreement for any reason should be found by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, such declaration shall not affect the validity, legality or enforceability of any remaining provision or portion thereof, which remaining provision or portion thereof shall remain in full force and effect as if this Agreement had been adopted with the invalid, illegal or unenforceable provision or portion thereof eliminated.

            (e) 2000 Plan. This Agreement is entered into pursuant to the 2000 Plan, a copy of which has been provided to Director. Director acknowledges that Director has received and reviewed the 2000 Plan. Unless specifically set forth in this Agreement to the contrary, this Agreement shall remain subject to all the provisions of the 2000 Plan, and in the event there are any inconsistencies by and among this Agreement and the 2000 Plan, the Director and/or the Company shall first be bound by the terms of this Agreement, then the 2000 Plan.

            (f) Amendment. The Company may amend or modify this Agreement at any time by mutual agreement between the Company and Director (or such other persons as may then have an interest therein). In addition, by mutual agreement between the Company and Director (or such other persons as may then have an interest therein), Director may be granted an award in substitution and exchange for, and in cancellation of, the RSU Award under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company; provided, however, that such substitution, exchange and/or cancellation does not increase the accounting charge-to-earnings originally expensed by the Company with respect to the RSU Award.

            (g) Headings. The headings, captions and arrangements utilized in this Agreement shall not be construed to limit or modify the terms or meaning of this Agreement.

            (h) Arbitration. Any disputes arising out of or in connection with this Agreement or any of its provisions, including but not limited to the alleged breach of the provisions of this Agreement, shall be submitted to and determined by arbitration conducted in accordance with the Rules of the American Arbitration Association. The award rendered by the Arbitrator may be entered as a judgment (with full binding, force and effect) in any court having jurisdiction thereof. This Agreement shall constitute a written agreement to submit any such dispute or controversy to arbitration within the meaning of the Florida Arbitration Code and shall confer jurisdiction on the Courts of the State of Florida to enforce such agreement to arbitrate and to enter judgment on an award in accordance with said Florida Arbitration Code.

            (i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida. Any arbitration, lawsuits or other proceedings related to this Agreement or the transactions herein described shall be commenced and held in Dade or Broward County, Florida.

            (j) Determinations by Compensation Committee. All references in this Agreement to determinations to be made by the Compensation Committee shall be deemed to include determinations by any person or persons to whom the Compensation Committee may delegate such authority in accordance with the rules adopted thereby.

            (k) Validity of Agreement. This Agreement shall be valid and binding only if and when it has been duly executed by an officer of the Company (which may be in facsimile signature) and by Director.

      IN WITNESS WHEREOF, this Restricted Stock Unit Award Agreement has been executed as of the date first written above.

DIRECTOR:                             ANDRX CORPORATION

By:________________________________   By:____________________________________
Name:______________________________      Thomas P. Rice, Chief Executive Officer

Director Address:
___________________________
___________________________
___________________________